Stockholders' Equity	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Stockholders' Equity [Abstract]
Stockholders' Equity

Note 11. Stockholders’ Equity

In the three months ended March 31, 2012, we issued an aggregate of 10,998 shares of our common stock upon the exercise of stock options and an aggregate of 9,937 shares of our common stock upon the vesting of restricted stock units.

In the three months ended March 31, 2011, we issued an aggregate of 15,491 shares of our common stock upon the exercise of stock options and an aggregate of 26,729 shares of our common stock upon the vesting of restricted stock units.

Note 9. Stockholders’ Equity

Preferred Stock

We are authorized to issue up to 5,000,000 shares of preferred stock, $.001 par value per share. Our board of directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of preferred stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. No shares of preferred stock have been issued or are outstanding.

Common Stock

We are authorized to issue up to 25,000,000 shares of common stock, $.001 par value per share. As of December 31, 2011, we had 14,114,055 shares outstanding. Holders are entitled to one vote for each share of common stock (or its equivalent).

Shares of our common stock reserved at December 31, 2011, for possible future issuance are as follows:

(in thousands)
Convertible senior notes	1,768
Equity award plans	1,313

3,081

See the Consolidated Statement of Stockholders’ Equity for details related to our equity transactions.

2010 Public Offering

In February 2010, we completed a public offering of approximately 1.77 million shares of our common stock, including the underwriters’ exercise of their overallotment to purchase 230,595 shares, at an offering price of $35.50 per share for aggregate gross proceeds of approximately $62.8 million. The underwriters for the transaction received a fee of 6% of the gross proceeds. After fees and related expenses, net proceeds from the offering were approximately $58.5 million.

The offering was completed pursuant to a prospectus supplement, dated January 27, 2010, to a shelf registration statement on Form S-3 that was previously filed with the SEC and which was declared effective on January 20, 2010. This shelf registration statement allows us to offer and sell from time to time, in one or more series or issuances and on terms that we will determine at the time of the offering, any combination of the securities described in the prospectus, up to an aggregate amount of $100 million.

2009 Private Placement

In August and September 2009, we entered into Purchase Agreements separately with a number of institutional and accredited investors for the private placement of approximately 2.74 million shares of our common stock at an issue price of $22.00 per share for aggregate gross proceeds of approximately $60.2 million. The placement agent for the transaction received a placement fee in aggregate of approximately 2% of the gross proceeds.

The issuance of approximately 1.4 million shares of the total number of shares sold to the investors in the Private Placement was subject to approval by our stockholders in accordance with NASDAQ Stock Market Rules and Australian Securities Exchange Listing Rules and, as a result, approximately $30.7 million of the proceeds from the Private Placement were held in escrow by an independent third party. Such proceeds were released to us and the 1.4 million shares were issued following stockholder approval, which was obtained at a special meeting of stockholders held on October 26, 2009.